Filed pursuant to Rule 497(a)

Registration No. 333-286240

Rule 482ad

[TEXT OF COMMUNICATION SENT VIA BLOOMBERG]

Issuer/Ticker	Golub Capital BDC Inc (GBDC)
Tenor	5 Year
Tranche Size	USD 500MM
Re-offer Price	98.911
Spread to Benchmark	+220bps
Re-offer Yield	6.508%
Benchmark	T 3 ⅞ 04/30/31
Benchmark Price	98-02¾
Benchmark Yield	4.308%
Settlement	T+5 (May 27, 2026)
Coupon	6.250%
Cusip	38173MAF9
ISIN	US38173MAF95
Maturity Date	Jun 01, 2031
First Pay	Dec 01, 2026
Day Count	30/360
Ratings	Moody's (Exp): Baa2/Stable S&P (Exp): BBB-/Stable Fitch (Exp): BBB/Stable
Format	SEC Registered
Ranking	Sr Unsecured Note
Coupon Type	Fixed
Optional Redemption	Make Whole Call: T + 35 Par Call: 1 month(s) prior to maturity
Book Runner(s)	Active: WFS(B&D), JPM, SANTUS, SMBC, TSI
Use of Proceeds	To repay outstanding borrowings under the Company’s senior secured revolving credit facility
Denominations	2,000 x 1,000
Sale into Canada	Yes - Exemption

----Disclaimers----

*A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time. The ratings are subject to revision or withdrawal at any time by Moody’s, S&P, or Fitch. Each of the security ratings above should be evaluated independently of any other security rating.

Investors are advised to carefully consider the investment objectives, risks and charges and expenses of Golub Capital BDC, Inc. before investing. When available, a preliminary prospectus supplement, together with an accompanying prospectus, will be filed with the Securities and Exchange Commission (the “SEC”), which will contain this and other information about Golub Capital BDC, Inc. and should be read carefully before investing.

The information in any preliminary prospectus supplement and accompanying prospectus, when available, and in this announcement is not complete and may be changed. This announcement is not an offer to sell any securities of Golub Capital BDC, Inc. and is not soliciting an offer to buy such securities in any state or jurisdiction where such offer and sale is not permitted.

A shelf registration statement relating to these securities is on file with the SEC. The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus. Before you invest, you should read the preliminary prospectus supplement, together with the accompanying prospectus, and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may obtain these documents for free by visiting EDGAR on the SEC’s website at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the preliminary prospectus supplement and accompanying prospectus if you request it from Wells Fargo Securities, LLC toll-free at +1-800-645-3751, J.P. Morgan Securities LLC at 1-212-834-4533, Santander US Capital Markets LLC toll-free at 1-855-403-3636, SMBC Nikko Securities America, Inc. at +1 (888) 868-6856, or Truist Securities, Inc. toll-free at 1-800-685-4786.

Any legends, disclaimers or other notices that may appear below are not applicable to this communication and should be disregarded (other than any statement relating to the identity of the legal entity authorizing or sending this communication in a non-US jurisdiction). Such legends, disclaimers or other notices have been automatically generated as a result of this communication having been sent via Bloomberg or another system.